COMPANY CONTACTS
Shiv Kapoor
Vice President, Strategic Planning & Investor Relations
702-835-6300
InvestorRelations@sppirx.com
Spectrum Pharmaceuticals Reports First Quarter 2018 Financial Results and Pipeline Update

•	Enrollment completed in MD Anderson’s 50 patient EGFR exon 20 mutation cohort for poziotinib in non-small cell lung cancer.

•
Nature Medicine publication reported a confirmed objective response rate of 64 percent in the first 11 patients with EGFR exon 20 mutations treated with poziotinib. The median progression-free survival had not been reached, with a median follow up of 6.6 months.

•	Data presented at AACR demonstrated prevalence of HER2 exon 20 mutations across many solid tumors, suggesting poziotinib’s potential in treating HER2 exon 20 mutations in other tumor types.

•
ROLONTIS® (eflapegrastim) Phase 3 data abstract to be released by American Society of Clinical Oncology (ASCO) followed by an oral presentation at Multinational Association of Supportive Care in Cancer (MASCC) in June 2018.

•	Company raises revenue guidance to $95-$115 million. Q1 revenues were $30.5 million, including $28.1 million in product sales.

HENDERSON, Nevada - May 3, 2018 - Spectrum Pharmaceuticals, Inc. (NasdaqGS: SPPI), a biotechnology company with fully integrated commercial and drug development operations with a primary focus in hematology and oncology, announced today financial results for the three-month period ended March 31, 2018.

“We had a productive first quarter as we continued to advance our lead pipeline drugs poziotinib and ROLONTIS,” said Joe Turgeon, President and Chief Executive Officer of Spectrum Pharmaceuticals. “We were honored to have poziotinib data appear in Nature Medicine, be presented at AACR, and announce our strengthened IP with MD Anderson in addition to releasing ROLONTIS topline data. In the next few months, we look forward to announcing important clinical data from both therapies at key scientific meetings.”

Clinical Program Update:
Poziotinib, an irreversible tyrosine kinase inhibitor:

•
The company has initiated a multi-center study which is currently enrolling non-small cell lung cancer (NSCLC) patients. This trial will enroll up to 87 patients with EGFR exon 20 insertion mutations and up to 87 patients with HER2 exon 20 insertion mutations at leading cancer centers throughout U.S. The study will evaluate objective response rate (ORR) as the primary endpoint, disease control rate (DCR), duration of response (DOR), progression free survival (PFS), quality of life (QOL) and safety as additional endpoints.

•	An investigator sponsored trial is ongoing at the University of Texas MD Anderson Cancer Center in NSCLC patients with exon 20 mutations in EGFR or HER2. The 50 patient EGFR cohort is fully enrolled.

•
In an April 2018 Nature Medicine publication, updated data from the first 11 NSCLC patients with EGFR exon 20 mutations receiving poziotinib in MD Anderson’s Phase 2 clinical trial showed a confirmed objective response rate of 64 percent. As noted in the publication, the median progression-free survival had not been reached, with a median follow up of 6.6 months. The safety profile was consistent

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI with those previously described for poziotinib and other TKIs. The company expects additional data from this study at the World Conference on Lung Cancer, in Toronto (September 23-26, 2018).

•
Data presented at AACR in April 2018, demonstrated pre-clinical and early clinical activity of poziotinib in HER2 exon 20 mutant NSCLC, suggesting poziotinib could be a promising agent for the numerous cancer types driven by HER2 exon 20 mutations.

•	The company is planning a basket trial to study poziotinib in exon 20 mutations across several solid tumors.

•	The company has entered into an exclusive licensing agreement with MD Anderson which strengthens and extends intellectual property on poziotinib. The filed patents, if granted, will extend until 2037.
ROLONTIS (eflapegrastim), a novel long-acting GCSF:

•	A registrational Phase 3 study, ADVANCE, was initiated under a special protocol assessment with the FDA last year to evaluate ROLONTIS in the management of chemotherapy-induced neutropenia.

•
The company announced the ADVANCE study met the primary efficacy endpoint of non-inferiority in duration of severe neutropenia between ROLONTIS and pegfilgrastim. The adverse event profile was similar between the two treatment arms. Phase 3 data abstract to be released by American Society of Clinical Oncology (ASCO) followed by an oral presentation at Multinational Association of Supportive Care in Cancer (MASCC) in June 2018.

•	The company has completely enrolled RECOVER, an international Phase 3 study that has a design similar to ADVANCE.

•	Spectrum is working toward a pre-BLA meeting with the FDA to ensure alignment in preparation for a planned Q4 BLA submission.
Financial Guidance
The company has also raised guidance for 2018. Expected 2018 revenue will be between $95 million to $115 million, up from previously projected revenue of $90 million to $110 million. Additionally, the company expects its current cash and marketable securities to be sufficient to fund operations into 2020.

Three-Month Period Ended March 31, 2018 (All numbers are approximate)
GAAP Results
Total product sales were $28.1 million in the first quarter of 2018. Product sales in the first quarter included: FOLOTYN® (pralatrexate injection) net sales of $12.7 million, EVOMELA® (melphalan) for injection net sales of $8.1 million, BELEODAQ® (belinostat) for injection net sales of $2.7 million, ZEVALIN® (ibritumomab tiuxetan) net sales of $3.0 million, MARQIBO® (vinCRIStine sulfate LIPOSOME injection) net sales of $0.9 million, and FUSILEV® (levoleucovorin) net sales of $0.6 million.
Spectrum recorded net loss of $15.8 million, or $0.16 per basic and diluted share in the three-month period ended March 31, 2018, compared to net loss of $23.5 million, or $0.30 per basic and diluted share in the comparable period in 2017. Total research and development expenses were $17.9 million in the quarter, as compared to $14.8 million in the same period in 2017. Selling, general and administrative expenses were $24.1 million in the quarter, compared to $19.1 million in the same period in 2017.
Non-GAAP Results
Spectrum recorded non-GAAP net loss of $14.7 million, or $0.15 per basic and diluted share in the three-month period ended March 31, 2018, compared to non-GAAP net loss of $11.4 million, or $0.14 per basic and diluted share in the comparable period in 2017. Non-GAAP research and development expenses were $17.1 million, as compared to $14.3 million in the same period of 2017. Non-GAAP selling, general and administrative expenses were $20.4 million, as compared to $15.7 million in the same period in 2017.

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI

Conference Call
Thursday, May 3, 2018 @ 4:30 p.m. Eastern/1:30 p.m. Pacific
Domestic:     (877) 837-3910, Conference ID# 8765418
International:    (973) 796-5077, Conference ID# 8765418
This conference call will also be webcast. Listeners may access the webcast, which will be available on the investor relations page of Spectrum Pharmaceuticals' website: www.sppirx.com on May 3, 2018 at 4:30 p.m. Eastern/1:30 p.m. Pacific.
About Spectrum Pharmaceuticals, Inc.
Spectrum Pharmaceuticals is a leading biotechnology company focused on acquiring, developing, and commercializing drug products, with a primary focus in hematology and oncology. Spectrum currently markets six hematology/oncology drugs, and has an advanced stage pipeline that has the potential to transform the company. Spectrum's strong track record for in-licensing and acquiring differentiated drugs, and expertise in clinical development have generated a robust, diversified, and growing pipeline of product candidates in advanced-stage Phase 2 and Phase 3 studies. More information on Spectrum is available at www.sppirx.com.

Forward-looking statement - This press release may contain forward-looking statements regarding future events and the future performance of Spectrum Pharmaceuticals that involve risks and uncertainties that could cause actual results to differ materially. These statements are based on management's current beliefs and expectations. These statements include, but are not limited to, statements that relate to Spectrum’s business and its future, including certain company milestones, Spectrum's ability to identify, acquire, develop and commercialize a broad and diverse pipeline of late-stage clinical and commercial products, the timing and results of FDA decisions, and any statements that relate to the intent, belief, plans or expectations of Spectrum or its management, or that are not a statement of historical fact. Risks that could cause actual results to differ include the possibility that Spectrum’s existing and new drug candidates may not prove safe or effective, the possibility that our existing and new applications to the FDA and other regulatory agencies may not receive approval in a timely manner or at all, the possibility that our existing and new drug candidates, if approved, may not be more effective, safer or more cost efficient than competing drugs, the possibility that our efforts to acquire or in-license and develop additional drug candidates may fail, our dependence on third parties for clinical trials, manufacturing, distribution and quality control and other risks that are described in further detail in the company's reports filed with the Securities and Exchange Commission. The company does not plan to update any such forward-looking statements and expressly disclaims any duty to update the information contained in this press release except as required by law.

SPECTRUM PHARMACEUTICALS, INC. ®, FUSILEV®, FOLOTYN®, ZEVALIN®, MARQIBO®, BELEODAQ®, EVOMELA®, and ROLONTIS® are registered trademarks of Spectrum Pharmaceuticals, Inc. and its affiliates. REDEFINING CANCER CARE™ and the Spectrum Pharmaceuticals' logos are trademarks owned by Spectrum Pharmaceuticals, Inc. Any other trademarks are the property of their respective owners.

© 2018 Spectrum Pharmaceuticals, Inc. All Rights Reserved

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI

SPECTRUM PHARMACEUTICALS, INC.
Condensed Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2018	2017
Revenues:
Product sales, net	$28,111	$25,845
License fees and service revenue	2,384	3,256
Total revenues	$30,495	$29,101
Operating costs and expenses:
Cost of sales (excludes amortization of intangible assets)	6,813	8,135
Cost of service revenue	—	2,103
Selling, general and administrative	24,104	19,104
Research and development	17,895	14,779
Amortization of intangible assets	6,947	6,889
Total operating costs and expenses	55,759	51,010
Loss from operations	(25,264)	(21,909)
Other income (expense):
Interest expense, net	(230)	(2,052)
Change in fair value of contingent consideration related to acquisitions	(291)	(197)
Other income, net	9,972	410
Total other income (expense)	9,451	(1,839)
Loss before income taxes	(15,813)	(23,748)
(Provision) benefit for income taxes	(3)	201
Net loss	$(15,816)	$(23,547)
Net loss per share:
Basic and diluted	$(0.16)	$(0.30)
Weighted average shares outstanding:
Basic and diluted	100,809,853	78,523,023

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI

SPECTRUM PHARMACEUTICALS, INC.
Condensed Consolidated Balance Sheets
(In thousands, expect per share and par value amounts)
(Unaudited)

	March 31, 2018	December 31, 2017
ASSETS
Current assets:
Cash and cash equivalents	$183,513	$227,323
Marketable securities	48,403	248
Accounts receivable, net of allowance for doubtful accounts of $71 and $71, respectively	33,375	32,260
Other receivables	2,906	2,133
Inventories	5,028	5,715
Prepaid expenses and other assets	3,803	10,067
Total current assets	277,028	277,746
Property and equipment, net of accumulated depreciation	593	589
Intangible assets, net of accumulated amortization	130,319	137,159
Goodwill	18,227	18,162
Other assets	18,106	53,783
Total assets	$444,273	$487,439
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and other accrued liabilities	$50,927	$58,117
Accrued payroll and benefits	3,401	9,261
Deferred revenue	—	3,872
FOLOTYN development liability	275	275
Convertible senior notes	38,819	38,224
Total current liabilities	93,422	109,749
FOLOTYN development liability, less current portion	12,008	12,111
Deferred revenue, less current portion	—	315
Acquisition-related contingent obligations	6,563	6,272
Deferred tax liabilities	1,447	1,438
Other long-term liabilities	6,539	6,215
Total liabilities	119,979	136,100
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value; 5,000,000 shares authorized; no shares issued and outstanding	—	—
Series B junior participating preferred stock, $0.001 par value; 1,500,000 shares authorized; no shares issued and outstanding	—	—
Series E convertible voting preferred stock, $0.001 par value and $10,000 stated value; 2,000 shares authorized; no shares issued and outstanding.	—	—
Common stock, $0.001 par value; 175,000,000 shares authorized; 103,935,398 and 100,742,735 shares issued and outstanding at March 31, 2018 and December 31, 2017, respectively	103	100
Additional paid-in capital	820,701	837,347
Accumulated other comprehensive (loss) income	(819)	15,999
Accumulated deficit	(495,691)	(502,107)
Total stockholders’ equity	324,294	351,339
Total liabilities and stockholders’ equity	$444,273	$487,439

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI

Non-GAAP Financial Measures

In this press release, Spectrum reports certain historical and expected non-GAAP results. Non-GAAP financial measures are reconciled to the most directly comparable GAAP financial measure in the tables of this press release and the accompanying footnotes. The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with generally accepted accounting principles (GAAP). The non-GAAP financial measures presented exclude the items summarized in the below table. Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results and that these items are not indicative of the company's on-going core operating performance.

Management uses non-GAAP net income (loss) in its evaluation of the company's core after-tax results of operations and trends between fiscal periods and believes that these measures are important components of its internal performance measurement process. Management believes that providing these non-GAAP financial measures allows investors to view the company's financial results in the way that management views the financial results.

The non-GAAP financial measures presented herein have certain limitations in that they do not reflect all of the costs associated with the operations of the company's business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the company may be different from the non-GAAP financial measures used by other companies.

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI

SPECTRUM PHARMACEUTICALS, INC.
Reconciliation of Non-GAAP Adjustments for Condensed Consolidated Statements of Operations
(In thousands, expect per share amounts)

		Three Months Ended March 31,
		2018	2017
(1)	GAAP product sales, net & license fees and service revenue	$30,495	$29,101
	Non-GAAP adjustments to product sales, net & license fees and service revenue:	(2,001)	—
	Non-GAAP product sales, net & license fees and service revenue	$28,494	$29,101
(2)	GAAP selling, general and administrative expenses	$24,104	$19,104
	Non-GAAP adjustments to SG&A:
	Stock-based compensation	(3,690)	(3,238)
	Litigation expenses	—	(116)
	Depreciation expense	(46)	(90)
	Non-GAAP selling, general and administrative	$20,368	$15,660
(3)	GAAP research and development	$17,895	$14,779
	Non-GAAP adjustments to R&D:
	Stock-based compensation	(787)	(482)
	Depreciation expense	(2)	(3)
	Non-GAAP research and development	$17,106	$14,294
(4)	GAAP net loss	$(15,816)	$(23,547)
	Non-GAAP adjustments to net loss:
	Adjustments to product sales, net & license fees and service revenue, SG&A, and R&D as noted above	2,524	3,929
	Amortization of intangible assets	6,947	6,889
	Adjustments to other (expense) income	(8,308)	1,573
	Adjustments to benefit for income taxes	3	(201)
	Non-GAAP net loss	$(14,650)	$(11,357)
(5)	GAAP loss per share (Basic and Diluted)	$(0.16)	$(0.30)
	Non-GAAP loss per share (Basic and Diluted)	$(0.15)	$(0.14)
	Weighted average shares outstanding:
	Basic and Diluted	100,809,853	78,523,023

(1) Non-GAAP product sales, net & license fees and service revenue: These amounts reflect adjustments to reverse revenue recognition for upfront revenue from out-licenses and revenue from milestone achievement(s) that do not consistently recur. The resulting non-GAAP revenue solely consists of our (i) product sales, (ii) percentage-based royalties from our licensees’ sales, and (iii) on-going service revenue. We believe this measure of non-GAAP revenue is more indicative of the period-over-period success of our core ongoing product sales and service revenue.

(2) Non-GAAP selling, general and administrative: These amounts reflect adjustments to reverse allocated operating expenses for certain non-cash items (including stock-based compensation and depreciation). We believe the resulting non-GAAP SG&A value is more indicative of the period-over-period success of our administrative expense control, and more reflective of our normalized SG&A expense trends.

(3) Non-GAAP research and development: These amounts reflect adjustments to reverse allocated operating expenses for certain non-cash items (including stock-based compensation and depreciation), as well as non-recurring R&D milestone achievements that we record to expense for our in-licenses. We believe the resulting non-GAAP R&D value is more reflective of our true R&D expense trends.

(4) Non-GAAP net loss: These amounts reflect all non-GAAP adjustments described in (1) through (3) above, plus other non-cash and/or non-recurring items, including: (i) adjustments to reverse sales milestone achievements; (ii) adjustments to reverse operating expenses for non-cash amortization and impairment of intangible assets (the reversal of these non-cash expenses allows for a clearer representation of the period-over-period success of our

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overall financial results and future working capital requirements); (iii) adjustments to reverse the impact of income taxes; (iv) adjustments to reverse the impact of mark-to-market contingent consideration (although our contingent consideration results from prior acquisitions and is a part of our business strategy, these adjustments through earnings typically result from variables other than our current commercial activity or other operating performance measures that are a focus of our management), (v) reversal of foreign exchange gains and losses (non-cash), (vi) reversal of debt discount accretion expense (non-cash) for our convertible notes, and (vii) reversal of the mark-to-market adjustment on our equity securities.

(5) Non-GAAP loss per share: These amounts reflect all non-GAAP adjustments in (1) through (4) above to present our overall non-GAAP financial results for each period on a per-share basis.

11500 S. Eastern Ave., Ste. 240 • Henderson, Nevada 89052 • Tel: 702-835-6300 • Fax: 702-260-7405 • www.sppirx.com • NASDAQ: SPPI